November 5, 2013
Q3 2013
Information is as of September 30, 2013 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental Financial Information Presentation
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control.
These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,” “expect,” “anticipate,”
“estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events.
These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of
Financial Condition and Results of Operations” as included in Apollo Commercial Real Estate Finance, Inc.’s (“ARI”)
Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other periodic reports filed with the
Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by ARI.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2013 Third Quarter Earnings Call
November 5, 2013
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer, Treasurer and Secretary
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based  compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide
22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.
Income Statement September 30, 2013 September 30, 2012 % Change September 30, 2013 September 30, 2012 % Change
19,671 $       15,004 $            31.1% 55,995 $       43,314 $        29.3%
(885) $          (1,768) $              -49.9% (2,909) $       (6,939) $         -58.1%
Net interest income (in thousands)
18,786 $       13,236 $            41.9% 53,086 $       36,375 $        45.9%
0.35 $          0.44 $                 -20.5% 1.05 $          1.27 $            -17.3%
37,379,469 20,992,312 78.1% 35,103,285 20,983,429 67.3%
Balance sheet September 30, 2013 December 31, 2012 % Change
843,053 $     669,478 $           25.9%
615,253 $     444,320 $           38.5%
Common stockholders equity 596,637 $     460,674 $           29.5%
86,250 $       86,250 $            -
227,167 $     225,158 $           0.9%
0.5x 0.5x
5.5x 3.3x
Three Months Ended Nine Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Diluted weighted average common shares
outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands)
Preferred stockholders equity
Debt to common equity
Outstanding borrowings (in thousands)
Fixed charge coverage
(2)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
$0.20
$0.29
$0.42
$0.39
$0.31
$0.40
$0.41
$0.31
$0.32
$0.38
$0.44
$0.35
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
Nine Months Ended
September30, 2010
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
$0.35
$0.40 $0.40 $0.40
$0.35
$0.40 $0.40 $0.40
$0.40
$0.40 $0.40 $0.40
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
Nine Months Ended
September 30, 2010
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
4.3%
6.8%
10.4%
9.6%
6.7%
9.6%
10.0%
7.8%
6.5%
9.3%
10.8%
8.9%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Nine Months Ended
September 30, 2010
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
ARI – Historical Overview
Operating Earnings per Share
(1)
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings (2)
Q1
Q1 Q1 Q1
Q2
Q2
Q2 Q2
$0.83
$1.07
$1.27
$1.05
Q3
Q3 Q3 Q3
$14,459
$27,519
$36,374
$53,086
$1.10
$1.20
$1.20
$1.20
$3,902
$7,599
$11,187
$17,067
$5,056
$9,684
$11,951
$17,233
$5,501
$10,236
$13,236
$18,786
$0
$8,000
$16,000
$24,000
$32,000
$40,000
$48,000
$56,000
Nine Months Ended
September 30, 2010
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating Earnings per Share
to GAAP net income and GAAP net income per share.
(2)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

$1.09
$1.47
$1.50
$0.39
$0.31
$0.35
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 YTD 2013
ARI – Historical Overview
Operating Earnings per Share
(1)
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating
Earnings per Share to GAAP net income and GAAP net income per share.
(2) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings (2)
$1.50
$1.60
$1.60
$0.40
$0.40
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 YTD 2013
$1.20
$1.05
6.9%
9.6%
7.8%
8.9%
0.0%
3.0%
6.0%
9.0%
12.0%
Q4 2012 Q1 2013 Q2 2013 Q3 2013
$53,086
$21,771
$38,464
$48,677
$17,067
$17,233
$18,786
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
2010 2011 2012 YTD 2013

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended September 30, 2013 of $13.3 million, or $0.35 per diluted common share
(1)
– Net interest income of $18.8 million for Q3 2013
– Total expenses of $4.4 million, comprised of management fees of $2.6 million, G&A of $1.0 million and non-cash stock based compensation of $0.8 million
– GAAP net income available to common stockholders for the quarter ended September 30, 2013 of $11.0 million, or
$0.29 per diluted common share
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ended December 31, 2013
– 9.9% annualized dividend yield based on $16.17 closing price on November 1, 2013
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of
$0.5391 per share for stockholders of record on September 30, 2013
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights
Investment and Portfolio Activity
– $14.0 million fixed rate mezzanine loan (purchased for $13.6 million or ~ 97% of face value)
secured by a pledge of the equity interests in the owner of the office component of a 432,717 square foot building located in downtown New York City
– Nine-year remaining term
– Underwritten Loan-to-Value (“LTV”) 70%
– Underwritten  IRR
(1)
~ 13%
– $22.5 million floating rate mezzanine loan secured by a pledge of the equity interests in the owner of a mixed-use property consisting of (i) a 27-story multi-tenant office building, (ii) an adjoining 616-key convention center hotel, and (iii) a 479-space underground parking garage
– Five-year term (three-year initial term and two one-year extension options)
– Appraised LTV 69%
– Underwritten IRR
(1)
~ 12%
(1)
The IRR for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the master repurchase agreement with Wells Fargo Bank, N.A. (the “Wells Facility”) remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The
Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Mezzanine Loan – Office Building, New York, NY
Mezzanine Loan – Mixed Use Property, Pittsburgh, PA

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights
Investment and Portfolio Activity (cont.)
Whole Loan – Condominium Conversion, New York City
$62.4 million whole loan, which is split into a $33.0 million first mortgage and a $29.4 million mezzanine loan, secured by the pledge of the equity interests in the owner of an eight-story commercial building being converted into a 12-story luxury residential condominium consisting of eight units and 3,600 sq. ft. of ground floor retail
Three year term (two-year initial term and one one-year extension option)
Appraised loan-to-net-sellout – 55%
Underwritten IRR
(1)
~ 14%
Commercial Mortgage Backed Securities (“CMBS”) Investment and UBS Facility
$20.6 million of equity deployed to acquire legacy CMBS originally rated AAA with an aggregate purchase price of $91.4 million and a weighted average life of approximately 3.8 years
Underwritten IRR
(1)
~ 15%
To finance the purchase, the Company entered into a new master repurchase agreement with UBS AG (the
“UBS Facility”), which provides for a maximum aggregate purchase price of $133.3 million and has a four-
year term, plus a one-year extension option
(1)
The IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Investment and Portfolio Activity (cont.)
Repayments
– Principal repayment from two senior sub-participation interests in a first mortgage loan ($23.8 million of aggregate face value) that the Company purchased for $17.9 million;  Realized IRR ~ 25%
Minority Participation in KBC Bank Deutschland AG Investment
– Commitment to invest up to $50 million (€38 million) together with other affiliates of Apollo Global Management, LLC, representing a 21% ownership interest in a scalable German banking platform
– Expected to close within nine months, pending antitrust and regulatory approval
Portfolio Summary
Total investments with an amortized cost of $843 million at September 30, 2013
Current weighted average underwritten IRR of approximately 12.9% and levered weighted average underwritten IRR of approximately 13.9% at September 30, 2013
(1)
Book Value Per Share
GAAP book value of $16.18 per share as of September 30, 2013
Fair value of $16.44 per share as of September 30, 2013
(2)
ARI – Q3 Highlights
(1)
The IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.  In addition, substantially all of the Company’s borrowings under the Company’s master repurchase agreement with JP Morgan Chase Bank, N.A. (the “ JPMorgan Facility”) were repaid.  The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility.   Without such re-borrowing, the levered weighted average IRRs will be the current weighted average IRR.
(2)
The Company carries loans at amortized cost and its CMBS are marked to market.  Management has estimated that the fair value of the Company’s financial assets at September 30, 2013 was approximately $10.0 million greater than the carrying value of the Company’s investment portfolio as of the same date.  This represents a premium of $0.26 per share over the Company's GAAP book value as of September 30, 2013.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subsequent Events
Investment Activity
Mezzanine Participations – Healthcare Portfolio
$47 million of mezzanine participations secured by a pledge of the equity interests in a borrower that owns a healthcare portfolio consisting of 193 skilled nursing facilities, long-term acute care hospitals and senior housing facilities
Remaining 9-month term
Underwritten LTV (inclusive of cash held as collateral) – 58%
Underwritten  IRR
(1)
~ 12%
CMBS Investment
Acquired legacy CMBS originally rated AAA with an aggregate purchase price of $18.0 million and a weighted average life of approximately 3.6 years
Total equity deployed in CMBS YTD - $24.6 million
Loan Repayment
Principal repayment from a $25 million mezzanine loan secured by a portfolio of hotels in New York
City
Realized IRR ~ 12%
(1)      The IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
(1)
Remaining
Weighted
Average Life
(years )
(2)
Current
Weighted
Average
IRR
(3)(4)
Levered
Weighted
Average
IRR
(5)
First Mortgage Loans
(3)
$160,893 $3 $160,890 2.2 10.7% 14.5%
Subordinate Loans 394,554 - 394,554 4.1 13.4 13.4
CMBS 218,019 180,626 36,760 2.2 15.4 15.4
Hilton CMBS 69,587 46,538 23,049 0.1 16.6 16.6
Investments at September 30, 2013 $843,053 $227,167 $615,253 3.0 Years 12.9% 13.9%
As of September 30, 2013.
(1)
(2)
(3)
(4)
(5)
Includes $15.8 million of restricted cash related to the UBS Facility and $16.4 million of future borrowings related to unsettled trades at September 30, 2013.
Remaining Weighted Average Life assumes all extension options are exercised.
Borrowings under the JPMorgan Facility bear interest at LIBOR plus 250 basis points, or 2.7% at September 30, 2013. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
The IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid.  The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally
dependent upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility.   Without such re-borrowing, the levered weighted average IRRs will be as indicated in the current weighted average IRR column above.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $843 million
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
CMBS
26%
8%
First Mortgages
19%
Subordinate
Loans
47%
CMBS
6%
CMBS - Hilton
4%
First Mortgages
26%
Subordinate
Loans
64%
CMBS - Hilton

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Diversification
The portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity
Property Type by Net Equity
(1) Other category includes the subordinate financing on a ski resort
Securities
12%
Residential
32%
Hotel
27%
Office
9%
Retail
4%
Mixed
Use/Other(1)
11%
Industrial
5%
New York City
50%
Northeast
(excluding NYC)
4%
Securities
12%
Southeast
2%
Mid Atlantic
7%
Midwest
10%
West
11%
Southwest
4%
-

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)(2)
(1) Based upon Face Amount of Loans; Does not include CMBS.
(2) For the NYC condominium conversion loan that closed in December 2012 and the NYC condominium conversion loan that closed in September 2013, the maturities reflect the fully funded amounts of the loans.
Loan Position and Rate Type
(1)
$-
$44.0
$116.7
$158.3
$120.0
$112.0
$-
$8.9
$-
$30.4
$32.0
$0
$30
$60
$90
$120
$150
$180
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
42% Floating Rate/58% Fixed Rate
Senior Loan Fixed
15%
Subordinate Loan
Fixed
43%
Subordinate Loan
Floating
28%
Senior Loan
Floating
14%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
(1) Both loans are for the same property; Ending LTV for the Condominium Conversion mezzanine loan is based upon the committed amount of $35 million.
(2) Both loans are for the same property; Ending LTV for the Condominium Conversion mezzanine loan is based upon the committed amount of $29.4 million.
First Mortgage Loans
Subordinate Financings
0% 10% 20% 30% 40% 50% 60% 70%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Description ($ in thousands) Location
Balance at
September 30,
2013
Starting
LTV
Ending
LTV
Subordinate - Condo Development New York 64,612 $              33% 45%
Subordinate - Hotel Portfolio Various 48,697 $              53% 60%
Subordinate - Multifamily Conversion New York 44,000 $              51% 78%
Subordinate - Ski Resort California 40,000 $              37% 57%
Subordinate - Industrial Portfolio Various 32,000 $              67% 74%
Subordinate - Hotel Portfolio New York 25,000 $              56% 60%
Subordinate - Hotel Portfolio Minnesota 24,840 $              57% 69%
Subordinate - Mixed Use Pennsylvania 22,500 $              54% 69%
Subordinate - Retail Virginia 22,216 $              60% 72%
Subordinate - Multifamily Conversion New York 18,000 $              48% 60%
Subordinate - Hotel New York 15,000 $              56% 69%
Subordinate - Office New York 14,000 $              61% 70%
Subordinate - Office Missouri 9,883 $                61% 71%
Subordinate - Office Michigan 8,879 $                42% 54%
Subordinate - Mixed Use North Carolina 6,525 $                64% 76%
Subordinate - Condo Conversion
(1)
New York 350 $                   31% 55%
Subordinate - Condo Conversion
(2)
New York 294 $                   29% 55%
Total 396,796 $
Description ($ in thousands) Location
Balance at
September 30,
2013
Starting
LTV
Ending
LTV
First Mortgage - Condo Conversion
(1)
New York 45,000 $              0% 31%
First Mortgage - Condo Conversion
(2)
New York 33,000 $              0% 42%
First Mortgage - Hotel New York  31,385 $              0% 35%
First Mortgage - Office New York 27,235 $              0% 62%
First Mortgage - Hotel Maryland 25,033 $              0% 29%
Total 161,653 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net
Equity at
Cost (1)
CMBS $217,290 $218,019 2.2 $217,537 $180,626 $36,760
CMBS – Hilton 70,682 69,587 0.1 70,682 $46,538 23,049
CMBS – Total $287,972 $287,606 1.7 Years $288,219 $227,164 $59,809
CMBS
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
12513YAC4 CD 2007-CD4 A2B
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
36246LAB7 GSMS 2007-GG10 A2
61751NAD4 MSC 2007-HQ11 A31
46631BAJ4 JPMCC 2007-LD11 AM
92978TAB7 WBCMT 2007-C31 A2
CMBS
CUSIP Description
59025KAG7 MLMT 2007-C1 AM
22546BAH3 CSMC 2007-C5 AM
36159XAH3 GECMC 2007-C1 AM
CMBS – Hilton
CUSIP Description
05956KAA6 BALL 2010-HLTN
(1) Includes $15.8 million of restricted cash related to the UBS Facility and $16.4 million of future borrowings related to unsettled trades at September 30, 2013

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
Portfolio Metrics ($ in thousands)
Q3 2013 Q2 2013 Q1 2013 Q4 2012 Q3 2012
(Investment balances represent amortized cost)
First Mortgage Loans 160,893 $         143,492 $         142,833 $         142,921 $         104,101 $
Subordinate Loans 394,554 354,865 286,569 246,246 196,177
Repurchase Agreement - - - 6,598 10,975
CMBS 218,019 165,553 188,824 203,463 223,781
CMBS - Hilton 69,587 69,521 69,912 70,250 70,521
Total Investments 843,053 $         733,431 $         688,138 $         669,478 $         605,555 $
(Investment balances represent net equity, at cost)
First Mortgage Loans 160,890 $         143,489 $         142,830 $         142,918 $         104,098 $
Subordinate Loans 394,554 354,865 286,569 246,246 196,177
Repurchase Agreement - - - 6,598 10,975
CMBS 36,760
(2)
21,353 24,620 26,636 29,712
CMBS - Hilton 23,049 22,412 22,175 21,922 21,623
Net Equity in Investments at Cost 615,253 $         542,119 $         476,194 $         444,320 $         362,585 $
Weighted Average IRR
(1)
13.9%
(3)
14.2%
(3)
14.2%
(3)
14.1%
(3)
14.9%
Weighted Average Duration 3.0 Years 3.0 Years 3.0 Years 3.1 Years 3.3 Years
Loan Portfolio Weighted Average Ending LTV
(4)
55.0% 56.0% 53.6% 55.6% 58.0%
Borrowings 227,167 $         191,312 $         211,944 $         225,158 $         242,970 $
(1)
The IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining terms and extension terms under this facility.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk
Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(2)
Includes $15.8 million of restricted cash related to the UBS Facility and $16.4 million of future borrowings related to unsettled trades at September 30, 2013.
(3)
Represents an underwritten levered weighted average IRR.  The Company's ability to achieve the underwritten levered weighted average IRR,  additionally depends upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any
replacement facility with regard to its portfolio of first mortgage loans.   Without such re-borrowing, the levered weighted average IRR will be significantly lower than the amount shown above, as indicated in the weighted average IRR column on page 11.
(4)
Does not include CMBS.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $227.2 million at September 30, 2013:
ARI’s borrowings had the following remaining maturities at September 30, 2013:
Financing Overview
Facility ($000s) Debt Balance
Weighted Average
Remaining
Maturity
(1)
Cost of Funds
Wells Facility
(2)
$156,969 0.9 1.4%
UBS Facility 70,195 5.0 2.9%
JPMorgan Facility 3 1.3 2.7%
Total Borrowings at September 30, 2013 $227,167 2.2 Years 1.9%
Facility ($000s) Less than 1 year 1 to 3 years 3 to 5 years Total
Wells Facility
(2)
$156,969 $- $- $156,969
UBS Facility - - 70,195 70,195
JPMorgan Facility - 3 - 3
Total Borrowings at September 30, 2013 $156,969 $3 $70,195 $227,167
(1) Assumes extension options on the JP Morgan Facility and the UBS Facility are exercised.
(2) At September 30, 2013, the interest rate with respect to outstanding borrowings used to finance CMBS was LIBOR plus 105bps and the interest rate with respect to outstanding borrowings used to finance the Hilton CMBS was LIBOR plus 175bps.

19 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

Consolidated Balance Sheets
(in thousands—except share and per share data)
September 30, 2013 December 31, 2012
Assets:
Cash 86,824 $                   108,619 $
Restricted cash 15,794                      -
Securities available-for-sale, at estimated fair value 37,559                      67,079
Securities, at estimated fair value 250,660                    211,809
Commercial mortgage loans, held for investment 160,893                    142,921
Subordinate loans, held for investment 394,554                    246,246
Repurchase agreements, held for investment -                           6,598
Interest receivable 5,673                        4,277
Deferred financing costs, net 794                          678
Other assets -                           203
Total Assets 952,751 $                  788,430 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 227,167 $                  225,158 $
Investments purchased, not yet settled 21,299                      -
Derivative instruments, net -                              155
Accounts payable and accrued expenses 1,719                        1,265
Payable to related party 2,656                        2,037
Dividends payable 17,023                      12,891
Total Liabilities 269,864                    241,506
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2013
and 2012 35                            35
Common stock, $0.01 par value, 450,000,000 shares authorized 36,883,467 and 28,044,106 shares issued and
outstanding in 2013 and 2012, respectively 369                          280
Additional paid-in-capital 696,337                    546,065
Retained earnings (accumulated deficit) (13,235)                     574
Accumulated other comprehensive loss (619)                         (30)
Total Stockholders' Equity 682,887                    546,924
Total Liabilities and Stockholders' Equity 952,751 $                  788,430 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations
September 30,
2013
September 30,
2012
September 30,
2013
September 30,
2012
Net interest income:
Interest income from securities 2,533 $               3,674 $               8,634 $              12,227 $
Interest income from commercial mortgage loans 4,954 2,825 12,222 7,851
Interest income from subordinate loans 12,184 6,144 35,137 17,316
Interest income from repurchase agreements - 2,361 2 5,920
Interest expense (885) (1,768) (2,909) (6,939)
Net interest income 18,786 13,236 53,086 36,375
Operating expenses:
General and administrative expenses (includes $784 and $2,095 of equity-based compensation in 2013 and $1,276 and $3,244 in 2012, respectively) (1,793) (2,430) (5,126) (7,229)
Management fees to related party (2,625) (1,518) (7,384) (4,099)
Total operating expenses (4,418) (3,948) (12,510) (11,328)
Interest income from cash balances 3 - 19 1
Realized gain on sale of securities - - - 262
Unrealized gain (loss) on securities (1,472) 3,010 (3,973) 6,473
Loss on derivative instruments (includes unrealized gains of $25 and
$155 in 2013 and $40 and $228 in 2012, respectively) 1 (87) (1) (569)
Net income 12,900 $          12,211 $          36,621 $          31,214 $
Preferred dividends (1,859) (1,219) (5,580) (1,219)
Net income available to common shareholders 11,041 $          10,992 $          31,041 $          29,995 $
Basic and diluted net income per share of common stock    0.29 $                0.52 $                0.88 $                1.43 $
Basic weighted average shares of common stock outstanding 36,883,002 20,571,478 34,647,941 20,567,772
Diluted weighted average shares of common stock outstanding 37,379,469 20,992,312 35,103,285 20,983,429
Dividend declared per share of common stock
0.40 $                0.40 $                1.20 $                1.20 $
Three months ended Nine months ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
September 30, 2013
Earnings Per Share
(Diluted) September 30, 2012
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $11,041 $0.29 $10,992 $0.52
Adjustments:
Unrealized (gain)/loss on securities 1,472 0.04 (3,010) (0.14)
Unrealized gain on derivative instruments (25)
-
(40)
-
Equity-based compensation expense 784 0.02 1,276 0.06
Total adjustments: 2,231 0.06 (1,774) (0.08)
Operating Earnings 13,272 $0.35 $9,218 $0.44
Basic weighted average common shares outstanding 36,883,002 20,571,478
Diluted weighted average common shares outstanding 37,379,469 20,992,312
Three Months Ended
September 30, 2013
Earnings Per Share
(Diluted) September 30, 2012
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $31,041 $0.88 $29,995 $1.43
Adjustments:
Unrealized (gain)/loss on securities 3,973 0.11 (6,473) (0.31)
Unrealized gain on derivative instruments (155)
-
(228) (0.01)
Equity-based compensation expense 2,095 0.06 3,244 0.16
Total adjustments: 5,913 0.17 (3,457) (0.16)
Operating Earnings 36,954 $1.05 $26,538 $1.27
Basic weighted average common shares outstanding 36,647,941 20,567,772
Diluted weighted average common shares outstanding 35,103,285 20,983,429
Nine Months Ended

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

Financial Metrics – Quarterly Migration Summary
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide
22 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management estimates the fair value of the Company’s financial assets.
(3) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
Financial Metrics
($ in thousands, except per share data)
Q3 2013 Q2 2013 Q1 2013 Q4 2012 Q3 2012
Net Interest Income 18,786 $          17,233 $          17,067 $          12,303 $          13,236 $
Management Fee 2,625 2,600 2,160 2,040 1,518
General and Administrative Costs 1,009 1,009 1,012 935 1,154
Non-Cash Stock Based Compensation 784 428 883 380 1,276
Net Income Available to Common Stockholders 11,041 $          9,929 $            10,072 $          7,108 $            10,992 $
GAAP Diluted EPS 0.29 $              0.27 $               0.33 $               0.26 $               0.52 $
Operating Earnings
(1)
13,272 $          11,721 $          11,963 $          7,375 $            9,218 $
Operating EPS
(1)
0.35 $              0.31 $               0.39 $               0.27 $               0.44 $
Distributions Declared to Common Stockholders 0.40 $              0.40 $               0.40 $               0.40 $               0.40 $
GAAP Book Value per Common Share 16.18 $           16.26 $            16.41 $            16.43 $            16.58 $
Fair Value per Common Share
(2)
16.44 $           16.55 $            16.71 $            16.84 $            17.16 $
Total Stockholders' Equity 682,887 $        685,994 $         691,185 $         546,924 $         427,421 $
Diluted weighted average common shares outstanding
37,379,469 37,373,885 30,105,939 27,608,787 20,992,312
Return on Common Equity Based on Operating Earnings
(3)
8.9% 7.8% 9.6% 6.8% 10.8%